SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 14, 2005
                                                          -----------------


                          PocketSpec Technologies Inc.
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             (Exact name of registrant as specified in its charter)



           Colorado                       0-28789                84-1461919
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  (State or  other  jurisdiction      (Commission              (IRS Employer
  of incorporation)                    File Number)       Identification No.)




   5111 Juan Tabo Boulevard N.E. Albuquerque, New Mexico        87111
   -----------------------------------------------------      ---------
         (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (866) 302-2248
                                                            -------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425).
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 APPOINTMENT OF DIRECTORS AND PRINCIPAL OFFICERS.

     Our Board of Directors has been increased to five members. These individuals are: Fred Montano, Jerry Apadoca, Sebastian Ramirez, Matthew Milonas, and Troy Duran. All have been appointed effective June 9, 2005 to serve as our directors until the next annual meeting of stockholders. Mesdames Janet Brophy and Cynthia Kettl have resigned as directors, effective June 9, 2005. Ms. Kettl has also resigned as the Chief Financial Officer, effective after the filing of our Form 10-QSB on June 13, 2005.

     The Board of Directors has appointed Fred Montano, Sebastian Ramirez and Milonas to the Audit Committee.

     The Board of Directors has appointed the entire Board to act as its Compensation Committee.

     There are no other Committees of the Board of Directors.

     The Board of Directors have appointed Mr. Fred Montano as Chairman and Chief Executive and Operating Officer, President, and Ms. Karen Duran, Secretary-Treasurer and Chief Financial Officer.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 14, 2005                        PocketSpec Technologies Inc.


                                           By:   /s/ Fred Montano
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                                                Fred Montano, President